Exhibit 99.2

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS DEBT SECURITY IS A BOOK-ENTRY DEBT SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. THIS DEBT SECURITY IS EXCHANGEABLE FOR DEBT SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS DEBT SECURITY (OTHER THAN A TRANSFER OF THIS DEBT SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

Medium-Term Notes, Series E

PIEDMONT NATURAL GAS COMPANY, INC.

6% Notes Due 2033

No. 1 CUSIP NO. 720186 AE 5	$100,000,000

     PIEDMONT NATURAL GAS COMPANY, INC., a corporation duly organized and existing under the laws of the State of North Carolina (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE HUNDRED MILLION DOLLARS AND NO CENTS ($100,000,000.00) on December 19, 2033 and to pay interest thereon from December 19, 2003 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on January 1 and July 1 (each an “Interest Payment Date”) in each year, commencing July 1, 2004 at the rate of 6% per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of 6% per annum on any overdue principal and on any overdue installment of interest. The amount of interest payable on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the regular Record Date for such interest, which shall be the December 15 or June 15 (whether or not a Business day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a special Record Date for the payment of such interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of and interest on this Security will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of interest on this Security (other than interest payable at maturity) will be made by check mailed to the address of the holder as such address shall appear in the Debt Security Register; provided, however, that (i) if this Security is a Book-Entry Debt Security the Depository, as holder of this Security, shall be entitled to receive payment of interest by wire transfer of immediately available funds, and (ii) a holder of $1,000,000 or more in aggregate principal amount of Securities of this series of like tenor and terms shall be entitled to receive payments of interest, other than interest payable at maturity, via wire transfer of immediately available funds provided arrangements for such payments have been made with the Trustee 15 days prior to the applicable Interest Payment Date. Notices regarding changes of address shall be effective upon recordation in the Debt Securities Register. Payment of the principal of and interest on this Security payable at maturity will be made in immediately available funds upon surrender of this Security at the corporate trust office of the Trustee in the Borough of Manhattan, The City of New York, or such other office or agency of the Company maintained for such purpose in the Borough of Manhattan, The City of New York, provided, however, that if this Security is a Book-Entry Debt Security the Depository, as holder of this Security, shall be entitled to receive payment of interest by wire transfer of immediately available funds in accordance with the arrangements with the Depository.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:		December 19, 2003	PIEDMONT NATURAL GAS COMPANY, INC.
ATTEST:

By:	___________________________		By:	_________________________________________
	(Signature)			(Authorized Signature)
[Seal]

This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	December 19, 2003	CITIBANK, N.A., as Trustee

By: __________________________________________
(Authorized Signature)

     This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of April 1, 1993 (herein called the “Indenture”), between Piedmont Natural Gas Company, Inc., a New York corporation and the predecessor to the Company and Citibank, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is a global Book-Entry Debt Security representing $100,000,000 principal amount of the series of Securities designated on the face hereof.

     The Securities of this series are not redeemable in whole or in part at any time prior to maturity.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of this Security and (b) certain restrictive covenants, in each case upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a 66 2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfers hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Security is registrable in the Debt Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Debt Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transfers or transferees.

     This global Book-Entry Debt Security is exchangeable for Securities in definite form only under certain limited circumstances set forth in the Indenture. Securities of this series so issued are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations herein and therein set forth, Securities of this series so issued are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transferor exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of the within Security, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	-	as tenants-in-common	UNIF	GIFT	MIN	ACT	Custodian under
Uniform Gifts to
Minor Acts
TEN ENT	-	as tenants by the
entireties
(Minor)
JT TEN	-	as joint tenants
with right of
survivorship and
not as tenants in
(State)		common

Additional abbreviations may also be used through not in the above list.

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

     (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

     the within Security of PIEDMONT NATURAL GAS COMPANY, INC. and hereby does irrevocable constitute and appoint

     Attorney

to transfer the said Security on the books of the within-named corporation, with full power of substitute in the premises.

Date:                                               _____________________________________________

Signature Guaranteed By: